                                                                   EXHIBIT 10.42



                          SECOND AMENDMENT TO LEASE


     THIS SECOND AMENDMENT TO STANDARD INDUSTRIAL LEASE is entered into as of this 31st day of January, 1996 by and between National Life Insurance Company ("Landlord") and Bollinger Industries, Inc.


                                 WITNESSETH:


      WHEREAS, Landlord and Tenant entered into a Lease Agreement dated March 17, 1993 (the "Lease") with respect to certain premises commonly referred to as 1905 110th Street, Grand Prairie, Texas and;

      WHEREAS, Landlord and Tenant desire to modify, renew and extend said Lease pursuant to the first of two (2) successive options for extensions:

      NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to modify the Lease as follow:

      1.      Parties:   Landlord:      National Life Insurance Company
                                        c/o Koll Investment Management, Inc.

      2. Extension of Lease Term: The term of said Lease is hereby extended for a period of thirty-six months from July 1, 1996, to and including June 30, 1999.

      3.      Fixed Minimum Rent:        The new fixed minimum base monthly
              rental shall be as follows:

              July 1, 1996 through June 30, 1997:      $19,944.00 per month
              July 1, 1997 through June 30, 1998:      $20,792.00 per month
              July 1, 1998 through June 30, 1999:      $21,216.50 per month

      EXCEPT as herein specifically amended, all other terms, covenant and conditions of the Lease shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Lease dated as of the ___ day of _____, 1996.



LANDLORD:                                   TENANT:

NATIONAL LIFE INSURANCE COMPANY             BOLLINGER INDUSTRIES, INC.
BY: KOLL INVESTMENT MANAGEMENT, INC.

By: /s/ [ILLEGIBLE]                         By: /s/ [ILLEGIBLE]
   ---------------------------------           ---------------------------------

Date:  2/28/96                              Date: 2/15/96
     -------------------------------             -------------------------------